American Century Strategic Asset Allocations, Inc. Prospectus Supplement Strategic Allocation: Conservative Fund Strategic Allocation: Moderate Fund Strategic Allocation: Aggressive Fund
Supplement dated October 1, 2015 ■ Prospectus dated April 1, 2015

The following changes are effective October 1, 2015:

The following language replaces the third paragraph of the Principal Investment Strategies section on page 3 of the prospectus:
The fund also invests in a variety of debt securities payable in U.S. and foreign currencies. The fixed-income portion of the fund invests primarily in investment-grade debt securities. An investment-grade security is one that has been rated by at least one independent rating agency in its top four credit quality categories or determined by the advisor to be of comparable credit quality. However, the fund may invest up to 10% of its assets in below investment-grade securities (also known as high-yield securities or “junk bonds”).
The following language replaces the third paragraph of the Principal Investment Strategies section on page 8 of the prospectus:
The fund also invests in a variety of debt securities payable in U.S. and foreign currencies. The fixed-income portion of the fund invests primarily in investment-grade debt securities. An investment-grade security is one that has been rated by at least one independent rating agency in its top four credit quality categories or determined by the advisor to be of comparable credit quality. However, the fund may invest up to 10% of its assets in below investment-grade securities (also known as high-yield securities or “junk bonds”).
The following language replaces the seventh paragraph of the Objectives, Strategies and Risks section on page 17 of the prospectus:
The funds also invest in a variety of debt securities payable in U.S. and foreign currencies. The fixed-income portion of the funds primarily invest in investment-grade government, corporate, asset-backed, mortgage-backed and similar debt securities. An investment-grade security is one that has been rated by at least one independent rating agency in its top four credit quality categories or determined by the advisor to be of comparable credit quality. However, the funds may invest up to 10% of their assets in high-yield securities (junk bonds). High-yield securities are higher risk, nonconvertible debt obligations that are rated below investment-grade. The rating category of a security will be determined at the time of purchase. In the event a security is subsequently downgraded, the fund will not be obligated to dispose of that security, but may continue to hold the security if deemed appropriate by the portfolio managers. The funds may also invest in unrated securities based on the portfolio managers’ assessment of their credit quality. Under normal market conditions, the weighted average maturity for the fixed-income portfolio will be in the three- to ten-year range.

The following changes are effective December 1, 2015:

The following replaces the table in the Principal Investment Strategies section on page 3 of the prospectus:

	Equity Securities (Stocks)	Fixed-Income or Debt Securities (Bonds)	Cash Equivalents (Money Markets)
Neutral Mix	45%	49%	6%
Operating Range	39-51%	38-55%	2-20%

The following replaces the table in the Principal Investment Strategies section on page 8 of the prospectus:

	Equity Securities (Stocks)	Fixed-Income or Debt Securities (Bonds)	Cash Equivalents (Money Markets)
Neutral Mix	64%	32%	4%
Operating Range	53-73%	21-41%	0-15%

The following replaces the table in the Objectives, Strategies and Risks section on page 17 of the prospectus:

Operating Ranges
Fund	Equity Securities (Stocks)	Fixed-Income or Debt Securities (Bonds)	Cash Equivalents (Money Markets)
Strategic Allocation: Conservative	39-51%	38-55%	2-20%
Strategic Allocation: Moderate	53-73%	21-41%	0-15%
Strategic Allocation: Aggressive	60-90%	10-30%	0-15%

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